TO THE FY20 POLY INVESTOR DAY © 2019 Plantronics Inc. All rights reserved. 1

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to: (i) expectations for the UC&C market and Enterprise TAM and our ability to differentiate ourselves and take advantage of the opportunities based on our positioning, product portfolio and launch dates; (ii) expectations regarding synergies from previous integration efforts and anticipation for additional synergies, accretion and long-term operating model targets, and our ability to attain them in the timeframes expected; (iii) beliefs regarding what is required to succeed in the UCC market and our strategy to achieve success; (iv) our expectations for tariff mitigation and resolution of transitory issues and the timeframes in which we believe we can achieve them; (v) expectations for end user and software analytics and services, the positioning of our product portfolio and the potential for near-term gains; (vi) expectations regarding debt repayment actions and timing; (vii) Fiscal Year 2021 expectations; (viii) our expectations to reduce channel inventory materially in the third quarter of Fiscal Year 2020 and its impact on guidance; and (ix) estimates of GAAP and non-GAAP financial results for the third quarter and full year Fiscal Year 2020, including net revenues, purchase accounting adjustments, adjusted EBITDA, tax rates, intangibles amortization, and diluted weighted average shares outstanding and diluted EPS, gross margins, operating expenses, income and margins, in addition to other matters discussed in this presentation that are not purely historical data. We do not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contemplated by such statements. Among the factors that could cause actual results to differ materially from those contemplated are micro and macro-economic conditions in our domestic and international markets; the nature and extent of competition we face; the impact of product transitions underway which are replacing or upgrading nearly every major product in our product portfolio; the impact of ongoing integration, restructuring and disaggregation activities on our operations, including on employees, suppliers and customers from the Polycom acquisition; risks associated with our channel partners’ sales reporting, product inventories and product sell through since we sell a significant amount of products to channel partners who maintain their own inventory of our products; failure to match production to demand given long lead times and the difficulty of forecasting unit volumes and acquiring the component parts and materials to meet demand without having excess inventory or incurring cancellation charges; and new or greater tariffs on our products. For more information concerning these and other possible risks, please refer to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 17, 2019 and other filings with the Securities and Exchange Commission, as well as our recent earnings press release. The Securities and Exchange Commission filings can be accessed over the Internet at http://www.sec.gov/edgar/searchedgar/companysearch.html or on our website at investor.poly.com. © 2019 Plantronics Inc. All rights reserved. 2

USE OF NON-GAAP INFORMATION To supplement our condensed consolidated financial statements presented on a GAAP basis, we use non-GAAP, and where applicable, combined comparative measures of operating results, including non-GAAP net revenues, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, adjusted EBITDA, and non-GAAP diluted EPS, which exclude certain unusual or non-cash expenses and charges that are included in the most directly comparable GAAP measure. These unusual or non-cash expenses and charges include the effect, where applicable, of purchase accounting on deferred revenue and inventory, stock-based compensation, acquisition related expenses, purchase accounting amortization and adjustments, restructuring and other related charges and credits, asset impairments, executive transition charges, rebranding costs, gains or losses from litigations settlements, unusual and/or irregular gains or losses from the sale of investments, and the impact of participating securities, all net of any associated tax impact. We also exclude tax benefits from the release of tax reserves, discrete tax adjustments including transfer pricing, tax deduction and tax credit adjustments, and the impact of tax law changes. We exclude these amounts from our non-GAAP and combined comparative measures primarily because management does not believe they are consistent with the development of our target operating model. Combined comparative results refer to the results for periods prior to the Plantronics and Polycom combination, which were prepared by combining the non-GAAP results of as if they had been combined during that period. These prior period results are presented on a non-GAAP as-reported basis, with immaterial adjustments to align the treatment of non- GAAP adjustments for comparative purposes. We believe that the use of non-GAAP and combined comparative financial measures provides meaningful supplemental information regarding our performance and liquidity and helps investors compare actual results with our historical and long-term target operating model goals as well as our performance as a combined company. We believe presenting non-GAAP net revenue provides meaningful supplemental information regarding how management views the performance of the business and underlying performance of our individual product categories. We believe that both management and investors benefit from referring to these non-GAAP and combined comparative financial measures in assessing our performance and when planning, forecasting and analyzing future periods; however, non-GAAP and combined comparative financial measures are not meant to be considered in isolation of, or as a substitute for, or superior to, net revenues, gross margin, operating expenses, operating income, operating margin, net income or EPS prepared in accordance with GAAP. A reconciliation between GAAP and Non-GAAP measures for all periods presented in this document is included as an appendix to this document. Other historical reconciliations are available at investor.poly.com. © 2019 Plantronics Inc. All rights reserved. 3

JOE BURTON PRESIDENT & CEO © 2019 Plantronics Inc. All rights reserved. 4

TEAM POLY WELCOMES YOU Joe Burton President & CEO Chuck Boynton Darrius Jones Tom Puorro EVP & CFO EVP & Chief EVP & GM Strategy Officer Global Products © 2019 Plantronics Inc. All rights reserved. 5

AGENDA OPENING REMARKS Joe Burton, President & CEO FINANCIAL UPDATE Chuck Boynton, Executive Vice President & Chief Financial Officer Q&A Joe Burton and Chuck Boynton CORPORATE STRATEGY Darrius Jones, EVP & Chief Strategy Officer PRODUCTS Tom Puorro, EVP & GM Global Products Q&A All PRODUCT DEMOS EXECUTIVE HOSTED LUNCH All © 2019 Plantronics Inc. All rights reserved. 6

KEY TAKEAWAYS Tremendous and Compelling Major product Operating model Adj. EBITDA and growing market corporate strategy transition improving with cash flow opportunity underway levers across the improving in FY21+ P&L © 2019 Plantronics Inc. All rights reserved. 7

CHUCK BOYNTON EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER © 2019 Plantronics Inc. All rights reserved. 8

ITEMS TO COVER 01 02 03 MARKET GROWTH Q3 & FY20 EARNINGS FY21 AND OTHER RATES GUIDANCE CONSIDERATIONS © 2019 Plantronics Inc. All rights reserved. 9

MARKET SIZE AND GROWTH RATES © 2019 Plantronics Inc. All rights reserved. 10

POLY ADDRESSES A $8B ENTERPRISE TAM GROWING AT 8% Market TAM CAGR Market TAM1 CY18-CY23 Commentary $7.9B +8% • New products well-positioned to capitalize on market growth • Potential for market share gains $3.8B +7% based on recent product $5.5B introductions Poly is the only company with integrated offerings Video $2.6B $0.7B across all endpoint +10% categories • Leverage new VVX (FY19) and $1.4B Audio Conf. $0.5B +5% CCX (FY20) portfolio to drive SIP growth Phones $1.1B Enterprise $2.0B +8% $1.4B • Maintain market leadership, Headsets capitalize on growth in UC&C 2018 2023 1 Frost & Sullivan, Poly Internal © 2019 Plantronics Inc. All rights reserved. 11

ENTERPRISE HEADSETS Market TAM1 & CAGR Poly Enterprise Headset Revenue $2.1B Legacy UCC $1.4B Axis Title Axis FY16 FY17 FY18 FY19 FY20 Est. • 8% CAGR with continued momentum • #1 Market share position ahead of GN (#2) and Sennheiser (#3)2 • New products drive future growth 2018 2023 Axis Title 1 Frost & Sullivan, Poly Mgmt. 2 Frost & Sullivan © 2019 Plantronics Inc. All rights reserved. 12

CONSUMER Poly Consumer Headset Revenue • Concluding strategic review • Likely outcome we will maintain ownership of Consumer business • Plan to optimize: FY16 FY17 FY18 FY19 FY20 Est. • Portfolio • Inventory Trailing 5 Quarters • Accounts Receivable • Gross Margin • Operating expenses • Opportunity for significant cash conversion from working capital • Will continue to provide updates Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Mono Stereo Gaming © 2019 Plantronics Inc. All rights reserved. 13

DESKTOP PHONES Market TAM1 & CAGR Poly Desktop Phones Revenue $1.4B $1.1B FY16 FY17 FY18 FY19 FY20 Est. • 5% CAGR with new products just announced • #1 Market share position in Open SIP and Microsoft environments ahead of Yealink (#2) and Cisco (#3)1 • New VVX (FY19) and CCX (FY20) to drive future growth 2018 2023 • FY20 revenue impacted by Teams transition 1 Frost & Sullivan © 2019 Plantronics Inc. All rights reserved. 14

AUDIO CONFERENCING Market TAM1 & CAGR Poly Audio Conferencing Revenue $0.7B $0.5B FY16 FY17 FY18 FY19 FY20 • 10% CAGR with leading market share position • #1 Market share position ahead of Cisco (#2) and Yealink (#3)2 • FY20 revenue impacted by Teams transition 2018 2023 1 Frost & Sullivan 2 Synergy Research, excludes USB Speakerphones © 2019 Plantronics Inc. All rights reserved. 15

VIDEO ENDPOINTS



Market TAM[1] & CAGR
7%
$3.8B
$2.6B
2018
2023



Poly Video Revenue (excluding Services)
FY16
FY17
FY18
FY19
FY20

- 11% CAGR with fast growing Huddle Room segment (30+ million rooms)
- #2 market share position behind Cisco (#1) and ahead of Logitech (#3)[2]
- Portfolio transition in-flight with X30 and X50 shipping in December

[1] Frost & Sullivan
[2] Synergy Research, Traditional Video Conferencing market, excl Collaborative Smart Boards, plus USB Conferencing Cameras poly

© 2019 Plantronics Inc. All rights reserved.
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SERVICES Poly Services Revenue FY16 FY17 FY18 FY19 FY20 • Highly aligned to Video revenues • Expect continued gradual decline until new service offerings launched © 2019 Plantronics Inc. All rights reserved. 17

Q3 & FY20 EARNINGS GUIDANCE © 2019 Plantronics Inc. All rights reserved. 18

NO CHANGE TO Q3 & FY20 GUIDANCE

	Q3 FY20 Guidance	FY20 Guidance
GAAP Net Revenue	\$383M - \$423M	\$1.72B to \$1.81B
Non-GAAP Net Revenue[1]	\$390M - \$430M	\$1.76B to \$1.84B
Adjusted EBITDA[2]	\$33M - \$53M	\$283M - \$323M
Non-GAAP Diluted EPS[2,3]	\$0.01 - \$0.31	\$2.94 - \$3.74

[1] Q3 and full year FY20 non-GAAP revenue guidance includes purchase accounting adjustments of \$7.1 million and \$34 million, respectively.

[2] Q3 and full year FY20 Adjusted EBITDA and non-GAAP diluted EPS excludes estimated intangibles amortization expense of \$45.8 million and \$182.8 million, respectively.

[3] EPS Guidance assumes approximately 40 million diluted average weighted shares and a non-GAAP effective tax rate of 16% to 18%.

Poly does not intend to update these targets during the quarter or to report on its progress toward these targets. Poly will not comment on these targets to analysts or investors except by its press release announcing its third quarter fiscal year 2020 results or by other public disclosure. Any statements by persons outside Poly speculating on the progress of the third quarter or full fiscal year 2020 will not be based on internal company information and should be assessed accordingly by investors.

With respect to adjusted EBITDA and diluted EPS guidance, the Company has determined that it is unable to provide quantitative reconciliations of these forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measures with a reasonable degree of confidence in their accuracy without unreasonable effort, as items including stock based compensation, acquisition and integration costs, litigation gains and losses, and impacts from discrete tax adjustments and tax laws are inherently uncertain and depend on various factors, many of which are beyond the Company's control. Our business is inherently difficult to forecast, particularly with continuing uncertainty in regional economic conditions, currency fluctuations, customer cancellations and rescheduling, and there can be no assurance that expectations of incoming orders over the balance of the current quarter will materialize.

poly

© 2019 Plantronics Inc. All rights reserved.
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FY21 AND OTHER CONSIDERATIONS © 2019 Plantronics Inc. All rights reserved. 20

FY21 GUIDEPOSTS Modest Enterprise revenue growth–low single digit • Expect normal seasonal patterns with accelerating new product sales Gross Margins in upper-half of long-term model range (52% – 54%) • Expect cost reductions and volume-related efficiencies to improve gross margins over time Adj. EBITDA • Expected to improve over FY20 Debt Repayment • Working capital and operating results improvement drive accelerating debt repayment FY21 Outstanding shares should average 41M © 2019 Plantronics Inc. All rights reserved. 21

Trailing Twelve Months OPPORTUNITIES non-GAAP P&L Product & Pricing TO IMPROVE Revenue $1,949 COGS $905 Supply Chain PERFORMANCE Gross Margin 53.6% • These programs may have Operating Expense associated costs to $694 Operational Efficiency implement Operating Income $350 Adj. EBITDA $399 • Regardless of associated OI&E $99 Debt costs, we expect to repay reduction debt in FY21 Diluted EPS $5.36 © 2019 Plantronics Inc. All rights reserved. 22

AREAS FOR WORKING CAPITAL IMPROVEMENTS Summary Condensed Consolidated Financial Statements Unaudited Consolidated Balance Sheets Assets Sep. 30, 2019 Mar. 31, 2019 Cash and cash equivalents $ 186,442 $ 202,509 • Inventory currently stands at 4 Short-term investments 14,378 13,332 turns Total cash, cash equivalents, and 200,820 215,841 short-term inv. • Managing inventory to 6 turns will free $50-70M of cash Accounts receivable, net 337,077 337,671 Inventory, net 228,3631 177,146 • Process has begun Other current assets 55,160 50,488 • Expect first noticeable effect in Total current assets 821,420 781,146 Q4 FY20 Property, plant, and equipment, net 186,638 204,826 • Expect to be complete by end Purchased intangibles, net 734,355 825,675 of FY21 Goodwill 1,279,897 1,278,380 Deferred tax and other assets 89,704 26,508 Total assets $ 3,112,014 $ 3,116,535 © 2019 Plantronics Inc. All rights reserved. 23

($ Millions) DEBT Net Secured Debt - Credit Agreement Method COVENANTS 5.50% 2023 Senior Unsecured Notes 500 • Bank Calculation Method LIBOR + 250 2025 Secured Term Loan B 1,275 includes material addbacks • Expect to remain in covenant Total Gross Debt as of Acquisition Close $ 1,775 compliance under Bank Calculation Method Less: Unsecured Debt Not Considered for (500) Key Covenant: Net Secured Covenant Compliance Purposes Leverage Ratio Less: Term Loan B Payments (128) Current Threshold 3.25 Less: Maximum Allowable Cash Addback (100) FY21 Threshold 3.00 Total Net Secured Debt as of September 30, 2019 $ 1,047 © 2019 Plantronics Inc. All rights reserved. 24

ESTIMATES OF NON-GAAP ADJUSTMENTS Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 FY21 Cash Items Actuals Actuals Estimated Estimated Estimated Restructuring $20M $6M $4M >$1M * Integration $20M $11M $9M $3M $1M Rebranding $5M $1M $2M $1M _ Non-Cash Items Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 FY21 Actuals Actuals Estimated Estimated Estimated Deferred Revenue Fair Value Adj. $12M $9M $7M $6M $14M COGS - Intangibles Amortization** $30M $31M $31M $31M $117M SG&A - Intangibles Amortization $15M $15M $15M $15M $61M *Poly is not providing guidance on FY21 restructuring costs. **Subject to change as a result of in-process technology placed into service. © 2019 Plantronics Inc. All rights reserved. 25

LONG-TERM OPERATING MODEL CONSIDERATIONS Revenue Growth • New products provide path back to industry growth or higher Gross Margins • Product margins improving over FY21 Operating Margin • Strong revenue and gross margin growth combined with further cost discipline expand operating margins over FY21 Adj EBITDA/Cash Flow • Adj EBITDA to cash conversion continues to improve as margins strengthen and debt is reduced Debt Repayment • Net leverage near-term target >3x • Net leverage long-term target ~2x © 2019 Plantronics Inc. All rights reserved. 26

Commitment to maintain strong balance sheet CAPITAL Prioritize leverage reduction ALLOCATION PRIORITIES Expect to maintain annual dividend of $0.60 per share Opportunistic share repurchase after net leverage below 3.0x © 2019 Plantronics Inc. All rights reserved. 27

KEY TAKEAWAYS Tremendous and Compelling Major product Operating model Adj. EBITDA and growing market corporate strategy transition improving with cash flow opportunity underway levers across the improving in FY21+ P&L © 2019 Plantronics Inc. All rights reserved. 28

Q&A © 2019 Plantronics Inc. All rights reserved. 29

DARRIUS JONES EXECUTIVE VICE PRESIDENT & CHIEF STRATEGY OFFICER © 2019 Plantronics Inc. All rights reserved. 30

THREE FUNDAMENTAL INDUSTRY DRIVERS On-premise to Open Mobile cloud UCC office working © 2019 Plantronics Inc. All rights reserved. 31

HIGH LEVEL STRATEGIC GOALS Meet or exceed industry revenue Bring the next generation growth in core market of collaboration segments technology and solutions to our customers Add value to our portfolio through advanced software and analytics © 2019 Plantronics Inc. All rights reserved. 32

MARKET IN TRANSITION PROPRIETARY DEVICES PLATFORMS, PARTNERS & ALLIANCES PLATFORM Vendor 1 Vendor 1 Vendor 1 Moving Vendor 2 To… Vendor 2 Vendor 2 SERVICES AND MANAGEMENT © 2019 Plantronics Inc. All rights reserved. 33

LANDSCAPE Ecosystem relationships Products on track Portfolio transition in flight expanding © 2019 Plantronics Inc. All rights reserved. 34

ON THE SURFACE HEADSETS PHONES VIDEO ENDPOINTS © 2019 Plantronics Inc. All rights reserved. 35

CORPORATE VIEW ENTERPRISE USB DEVICES IP PHONES VIDEO ENDPOINTS HEADSETS End User IT © 2019 Plantronics Inc. All rights reserved. 36

END USER PERSPECTIVE 3-4 DEVICES 3-4 SERVICES 4-7 WORK ENVIRONMENTS © 2019 Plantronics Inc. All rights reserved. 37

BEST IN CLASS, DIFFERENTIATED EXPERIENCES Devices & Services Management & Analytics Extensible Technology Software driven experiences Beyond reporting Develop once Optimized integrations Deployment and management Integrate across the Poly portfolio Consistency Integrated to services Scale across Alliances © 2019 Plantronics Inc. All rights reserved. 38

STRATEGIC ALLIANCES © 2019 Plantronics Inc. All rights reserved. 39

PARTNER FEEDBACK Poly and Zoom are well We have been longstanding Devices are key to our Teams positioned to take the market by partners with Poly and believe in strategy. Microsoft and Poly “storm together. Zoom’s “their vision for the future. Our “have been working together for unparalleled video, voice and customers depend on the array of over a decade and with Poly’s meeting experiences work Poly solutions integrated with roadmap of new Microsoft seamlessly with Poly’s video, RingCentral software to deliver a Teams video, voice and headset voice and headset hardware. rich communications experience, solutions, we are well positioned Together we deliver an end-to- and with this next wave of to offer a complete portfolio end, powerful, and easy-to-use innovation from Poly, we can Teams devices together.” solution to our joint customers.” leverage our partnership to drive even more value to our – Ilya Bukshteyn – Eric S. Yuan, CEO customers.” Partner Director, Teams Devices – Praful Shah, Chief Strategy Officer © 2019 Plantronics Inc. All rights reserved. 40

"POLY DELIVERS FULL HOUSE..." - Forbes.com Forbes, Poly Delivers A Full House Device Portfolio For Microsoft Teams At Ignite. Nov 2019 © 2019 Plantronics Inc. All rights reserved. 41

HOW DOES POLY DEFINE AN ALLIANCE? © 2019 Plantronics Inc. All rights reserved. 42

WE DON’T SELL EACH OTHER’S PRODUCTS… ALLIANCE Together we deliver enhanced customer value CUSTOMER SUCCESS © 2019 Plantronics Inc. All rights reserved. 43

Engineering Joint go to ELEMENTS OF interlock market EACH ALLIANCE Joint business Joint marketing plan © 2019 Plantronics Inc. All rights reserved. 44

WHY NOW? COLLABORATION IS USERS WANT WOW ALLIANCES & INTEGRATIONS EVERYWHERE. EXPERIENCES. THAT MATTER. © 2019 Plantronics Inc. All rights reserved. 45

TOM PUORRO EXECUTIVE VICE PRESIDENT, GLOBAL PRODUCT DEVELOPMENT © 2019 Plantronics Inc. All rights reserved. 46

CONSISTENT GUIDING PRINCIPLES SIMPLICITY SPEED © 2019 PlantronicsQUALITYTHE Inc. POWERAll rights OF reserved. MANY 47

MARKET DRIVEN… CUSTOMER FOCUSED © 2019 Plantronics Inc. All rights reserved. 48

COMPREHENSIVE PORTFOLIO INTELLIGENT ANALYTICS HEADSETS PHONES VIDEO MANAGEMENT © 2019 Plantronics Inc. All rights reserved. 49

COMPREHENSIVE PORTFOLIO INTELLIGENT ANALYTICS HEADSETS PHONES VIDEO MANAGEMENT © 2019 Plantronics Inc. All rights reserved. 50

NEW PRODUCTS ACROSS THE PORTFOLIO RECENTLY ANNOUNCED © 2019 Plantronics Inc. All rights reserved. 51

AWARD-WINNING POLY STUDIO AVAILABLE NOW © 2019 Plantronics Inc. All rights reserved. 52

INTRODUCING POLY STUDIO X30 + X50 AVA I L A B L E DECEMBER © 2019 Plantronics Inc. All rights reserved. 53

INTRODUCING POLY TC8 AVA I L A B L E DECEMBER © 2019 Plantronics Inc. All rights reserved. 54

BOARD ROOM QUALITY POLY G7500 AVAILABLE NOW © 2019 Plantronics Inc. All rights reserved. 55

TRIO SMART CONFERENCE PHONES © 2019 Plantronics Inc. All rights reserved. 56

LEGENDARY PERFORMANCE POLY TRIO 8300 AVAILABLE NOW © 2019 Plantronics Inc. All rights reserved. 57

DESKTOP PHONES FOR EVERY WORKSPACE © 2019 Plantronics Inc. All rights reserved. 58

NEW DESKTOP PHONES POLY CCX LINE AVAILABLE DECEMBER / JANUARY © 2019 Plantronics Inc. All rights reserved. 59

SMARTPHONE COLLABORATION POLY ELARA 60 AVAILABLE NOW © 2019 Plantronics Inc. All rights reserved. 60

ENTERPRISE HEADSETS © 2019 Plantronics Inc. All rights reserved. 61

DECT HEADSETS POLY SAVI LINE AVA I L A B L E NOVEMBER © 2019 Plantronics Inc. All rights reserved. 62

BLUETOOTH HEADSETS POLY VOYAGER LINE AVA I L A B L E DECEMBER © 2019 Plantronics Inc. All rights reserved. 63

BUILT FOR BUSINESS, BY DESIGN POLY BLACKWIRE LINE AVAILABLE NOW © 2019 Plantronics Inc. All rights reserved. 64

Aragon Research

Poly Re-Establishes Leadership with Studio X Series Launch

Jim Lundy 1 month ago



Introducing the Poly Studio X Series, radically simple all-in-one video conferencing for any size conference room, with Poly MeetingAI.

"Poly Re-Establishes Leadership with Studio X Series Launch under the leadership of CEO Joe Burton and his handpicked team of executives.
With the new Studio X Series family of video endpoints, Poly returns to being an innovation leader, versus a follower in both voice and video."

Forbes

1,605 views | Oct 21, 2019, 11:25 am

Poly: The Comeback "Mojo" Is Building

Moor Insights and Strategy Contributor

Enterprise & Cloud

Straight talk from Moor Insights & Strategy tech industry analysts

POST WRITTEN BY
Ed Ellett
Ed Ellett is an Analyst-in-Residence focused on Digital Media & Entertainment, UC&C, and ProAV markets.




VIDEO CONFERENCE
ROOM SOLUTIONS
poly

POLY

"*The Comeback 'Mojo' Is Building.* Poly has an undeniable track record of innovation and leadership.

With these moves and partnerships with most of the UCC providers, Poly has re-established itself as a go-to provider for voice and video endpoints."

"The Poly Studio X30 and Poly Studio X50 and the G7500 support the Zoom Rooms experience natively. Together, these solutions put the "mojo" back into meetings with technology that is easy to deploy, easy to manage, and easy to use.

FROST & SULLIVAN

"Poly has remained committed to its long-term vision to become the preferred and differentiated enterprise communications and collaboration endpoint provider. Poly is uniquely positioned to empower people to collaborate anywhere, on any platform and in more meaningful ways.

Poly is in a class of its own with the broadest portfolio of comprehensive products and services for alliance partners, channel partners and customers."

"Poly is one of the few companies in the market positioned to deliver on the next wave of UC transition with one of the broadest portfolios of comprehensive products and services."

IDC

"IDC likes how Poly positions the new Studio X Series family as a way to put the "mojo" back into meetings with technology that is easy to deploy, easy to manage, and easy to use.

The aggressive price points of the Poly Studio X30 and Poly Studio X50 (bundled with the T30 TC8 Control Panel) should help Poly grow market share in the huddle room space.

It's good to see that Poly not only understands but also demonstrates that it's embracing the platform economy. This is clearly emphasized by its vendor-agnostic platform, as well as its third-party software endpoint approach."

poly
© 2019 Plantronics Inc. All rights reserved.
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PARTNERSHIPS/ ALLIANCES Strengthening development relationships to achieve our long-term vision © 2019 Plantronics Inc. All rights reserved. 66

ONLY COMPREHENSIVE MICROSOFT TEAMS PORTFOLIO IN INDUSTRY Devices Video interop Management Services PMP PDMS-E © 2019 Plantronics Inc. All rights reserved. 67

LEADING THE WAY WITH FULL ZOOM PORTFOLIO Devices Video interop Management Services PMP PDMS-E © 2019 Plantronics Inc. All rights reserved. 68

THANK YOU ©2019 Plantronics, Inc. Poly and the propeller© design 2019 Plantronicsare trademarks Inc. Allof Plantronics,rights reserved. Inc. 69

KEY TAKEAWAYS Tremendous and Compelling Major product Operating model Adj. EBITDA and growing market corporate strategy transition improving with cash flow opportunity underway levers across the improving in FY21+ P&L © 2019 Plantronics Inc. All rights reserved. 70

Q&A © 2019 Plantronics Inc. All rights reserved. 71